TSR, INC. AND SUBSIDIARIES
                                   EXHIBIT 21
                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 2002

           NAME                                          STATE OF INCORPORATION
           ----                                          ----------------------

 TSR Consulting Services, Inc.                                 New York
 Construction Data Services, Inc.                              New York
 TSR Health Care Services, Inc.                                New York
 Catch/21 Enterprises Incorporated                             Delaware

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